UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: January 27, 2015

KollagenX Corp.
 (Exact name of registrant as specified in its charter)

NEVADA
 (State or other jurisdiction of incorporation)

000-54667	20-8624019
(Commission File Number)	(I.R.S. Employer Identification No.)

          4850 Eucalyptus, Suite B, Chino, CA 91710
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 641-8004

                  .
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 27, 2015, L.L. Bradford & Company, LLC (“L.L. Bradford”) resigned as the independent registered public accounting firm for KollagenX Corp. (the “Company”).

L.L. Bradford issued audit reports on the financial statements of KollagenX Inc., the Company’s wholly owned subsidiary, for the years ended February 28, 2014 and 2013.

The L.L. Bradford reports on the financial statements of KollagenX Inc. for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The L.L. Bradford reports on the financial statements of KollagenX Inc. for the past two years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding L.L. Bradford’s resignation, there were no reportable events or disagreements with L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L.L. Bradford, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to L.L. Bradford, and requested that L.L. Bradford furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether L.L. Bradford agrees with the statements made by the Company and, if not, stating the respects in which L.L. Bradford does not agree.

A copy of L.L. Bradford’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On January 30, 2015, the Board of Directors, of the Company approved the appointment of DKM Certified Public Accountants (“DKM”).as the Company's new independent registered public accounting firm for the Company's  fiscal year ended February 28, 2015, subject to the completion of final acceptance procedures. On January 30, 2015, this process was completed and the Company engaged DKM.

During the two most recent fiscal years and the interim period preceding our engagement of DKM, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from L.L. Bradford

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 4, 2015

KollagenX Corp.

By:	/s/ Rondell Fletcher
Rondell Fletcher President (Principal Executive Officer)